UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
June 18, 2015 (June 18, 2015)

____________________________

BREITBURN ENERGY PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2015, Breitburn Energy Partners LP, a Delaware limited partnership (the “Partnership”), held its Annual Meeting of Limited Partners (the “2015 Annual Meeting”) in Los Angeles, California. At the 2015 Annual Meeting, the Partnership’s limited partners were requested to (1) elect two directors to the Board of Directors (the “Board”) of Breitburn GP LLC, the general partner of the Partnership (the “General Partner”), for a three-year term that will expire in 2018 at the 2018 Annual Meeting of Limited Partners (“Class I Directors”), or until their successors are duly elected and qualified; (2) vote on a proposal to approve the Second Amendment to the First Amended and Restated Breitburn Energy Partners LP 2006 Long-Term Incentive Plan, as amended (“Long-Term Incentive Plan”), which extends the term of the Long-Term Incentive plan for ten years to October 9, 2026 and increases the aggregate number of common units representing limited partner interests in the Partnership (“common units”) that may be delivered with respect to awards under the Long-Term Incentive Plan by an additional 15 million common units; and (3) ratify the appointment of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2015, all of which were described in the Partnership’s Notice of Annual Meeting and Proxy Statement for the 2015 Annual Meeting. The foregoing description of the Second Amendment to Long-Term Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to Long-Term Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

The following actions were taken by the Partnership’s limited partners with respect to each of the proposals:

1.	Elect two Class I Directors. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes

John R. Butler	102,330,873	3,139,667	123,701,619

Gregory J. Moroney	102,381,296	3,089,244	123,701,619

2.	Approve the Second Amendment to Long-Term Incentive Plan. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions	Broker Non-Votes

93,178,645	11,178,928	1,112,967	123,701,619

3.	Ratify PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2015. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions

225,597,611	2,678,524	896,204

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to the First Amended and Restated Breitburn Energy Partners LP 2006 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

	By:	BREITBURN GP LLC,
its general partner

Dated: June 18, 2015	By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Second Amendment to the First Amended and Restated Breitburn Energy Partners LP 2006 Long-Term Incentive Plan.

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